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                                  EXHIBIT 10.35

                            Schedule to Exhibit 10.40

Employee           Title                                   Amount as of 2/21/06
--------           -----                                   --------------------
Kevin J. McNamara  President and Chief Executive Officer        $484,186.00

                              Paid in full 2/22/06